SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 4, 2002


             Credit Suisse First Boston Mortgage Acceptance Corp.,
                                CSFB FIX 2002-5
            CSFB Mortgage Pass-Through Certificates, Series 2002-5


             Credit Suisse First Boston Mortgage Acceptance Corp.,
            CSFB Mortgage Pass-Through Certificates, Series 2002-5
       ------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                       333-65554           13-3320910
--------------------------------   -----------------      -------------------
(State or Other Jurisdiction of       (Commission         (I.R.S. Employer
        Incorporation)                File Number)        Identification No.)


                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)


       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------



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Item 5.  Other Events.
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         Credit Suisse First Boston Mortgage Acceptance Corp. (the "Company")
entered into a Pooling and Servicing Agreement dated as of February 1, 2002 (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), JPMorgan Chase Bank, as trust administrator (in such capacity, the "Trust Administrator") and Bank One, National Association, as trustee (in such capacity, the "Trustee"), providing for the issuance of the CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-5. The Certificates were issued on March 4, 2002. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- -   ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of February 1, 2002, by and among the Company, the Seller, the Servicers, the Special Servicer, the Trust Administrator and the Trustee.

                                  SIGNATURES


         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on February 27, 2002.

                                      CREDIT SUISSE FIRST BOSTON MORTGAGE
                                      ACCEPTANCE CORP.



                                      By: /s/ Kari S. Roberts
                                        -----------------------------
                                         Name:  Kari S. Roberts
                                         Title: Vice President

Exhibit Index
-------------


Exhibit                                                                   Page
-------                                                                   ----

99.1       Pooling and Servicing Agreement dated as of February 1, 2002,     5
           by and among the Company, the Sellers, the Servicers, the Special Servicer, the Trust Administrator and the Trustee.